SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES AND SUMMARY PROSPECTUSES OF EACH OF THE LISTED FUNDS

DWS Capital Growth Fund
DWS Capital Growth VIP
DWS Large Cap Focus Growth Fund

The Board of each fund listed above has approved the reclassification of each fund’s diversification status, from diversified to non-diversified, pending shareholder approval of the change. The reclassification to a non-diversified Fund would mean that each Fund could invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings could affect overall performance of a Fund. Shareholders of the funds will be asked to approve the reclassification of each fund’s diversification status, from diversified to non-diversified, at a shareholder meeting currently expected to be held on November 21, 2024. Shareholders of record on the record date for the shareholder meeting will receive proxy materials that will provide additional information about the proposed change. The foregoing is not a solicitation of a proxy.
Please Retain This Supplement for Future Reference
August 29, 2024
PROSTKR24-78